EXHIBIT 23


                             ARTHUR ANDERSEN LLP


                  Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-2 (File No. 33-10532) and Form S-8 Registration Statements (File No. 2-88295 and File No. 033-53469).



                                                      /s/  ARTHUR ANDERSEN LLP
                                                      ------------------------



Detroit, Michigan
April 10, 1995